Exhibit 99.1

1

2 Introductions Jim Cleary President and Chief Executive Officer Mary Pat Thompson Senior Vice President & Chief Financial Officer

3 Disclaimer/Forward-Looking Statements This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions may cause results to differ materially from those anticipated in forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Potential investors should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Introduction

5 Mission Statement MWI will be the best resource to the veterinary profession by delivering superior value, efficiency and innovation.

6 Investment Highlights • Favorable industry dynamics driving demand for animal health products • Market leading position with national footprint and expansion opportunities • Broad product portfolio and value-added services • Longstanding relationships with diversified customer and vendor bases • Premier sales and marketing franchise • Strong and consistent financial performance driven by organic growth • Experienced management team

Our Company • Leading distributor of animal health products to veterinarians across U.S. • 30 years of operating history • Over 16,000 veterinary clinics nationwide • Over 11,000 products sourced from more than 450 vendors • Strong and consistent financial performance

8 Recent Developments • Opened a 105,000 square-foot distribution center in the Kansas City area in October 2007 • Acquired Tri V Services, Inc. which is a distributor of animal health products with a focus on veterinary emergency clinics and ophthalmology specialists • Fiscal year 2006 through December 2007: MWI increased capacity by successfully opening, moving or expanding 7 distribution centers • Continued expansion of value-added services, including e-commerce, inventory management, pharmacy fulfillment and capital equipment consultation

Industry Overview

Attractive Industry Dynamics

U.S. Animal Health Product Sales

($ in billions)



CAGR ~ 6.5%
4.5
4.7
5.0
5.3
5.8
2002
2003
2004
2005
2006

2006 U.S. Animal Health Product Sales By Segment



Production Animal ~47%
Companion Animal ~53%

$5.0 + Billion

- Large, fragmented U.S. market with favorable growth characteristics
  - 58,000 practicing veterinarians
  - 27,000 veterinary clinics
  - 450 vendors
- Diversified customer and vendor bases
  - Distributors play vital role
- Frequent, small orders
  - Clinics avoid storing and managing inventory
- Importance of sales representatives
  - Long-term relationships
  - Product information / consultation
- No third party reimbursement risk

Source: Animal Health Institute, American Veterinary Medical Association, and Company estimates

10

• Consists of approximately: - 90 million cats - 75 million dogs - 7 million horses - Other pets • Increased spending driven by: - Human-animal bond - Rising numbers of households with pets - Focus on animal health / preventative care - Technology migration from human health to veterinary medicine - Aging pet population Companion Animal Market Large market with attractive growth profile Note: Number of cats, dogs, and horses are for the U.S. only. Source: Dogs and Cats - APPMA 2007-2008 National Pet Owner’s Survey . Horses for 2004 – US Equine Market, Brakke Consulting.

• Includes cattle, swine, poultry, and other food-producing animals - 97 million cattle - 65 million swine • Spending driven by: - Economic decisions - Improved productivity / yield - Disease prevention Production Animal Market Significant market with volume driven by large order sales Source: USDA Agriculture statistics

13 Importance of Distributors Customers Vendors • Single source for multiple products • Timely product delivery • Reduced number of vendors • Inventory management • Product information • Consultation • Cost-effective access to a fragmented market • Logistics and distribution • Sales and marketing support • Ability to move market share • Flexible selling models Distributors

14 Competitive Landscape Key Competitors(1) • Competitive market • Competition from both numerous vendors and distributors • Competing factors include: - Customer relationships - Service and delivery - Product selection - Price - e-business capabilities • Industry consolidation well under way (1) Excludes vendors and other national, regional, local and specialty distributors.

Company Overview

16 The MWI Edge: Leading National Distributor • Decentralized distribution network facilitates regional market responsiveness - 13 strategically located distribution centers throughout the U.S. - 5 pharmacies distributing Rx products to end-users nationwide Same day shipment on 98% of orders placed

17 The MWI Edge: Broad Product Portfolio • Over 11,000 products stocked in MWI warehouses • Over 7,000 additional products available by special order • Continually evaluate product portfolio to improve offerings • Key products include: Pharmaceuticals, Vaccines and Parasiticides Diagnostics, Capital Equipment and Supplies Veterinary Pet Food and Nutritional Products

18 The MWI Edge: 2007 Product Revenue Mix 40% 19% 7% 8% 3% 23% Pharmaceuticals Vaccines Parasiticides Diagnostics Capital Equipment Other Supplies

19 The MWI Edge: Expansive Vendor Network • Sources products from over 450 vendors • Provides cost-effective access to large and diverse customer base • Serves as a principal distributor for key vendors • Length of relationship with many key vendors over 10 years MWI’s size and reach have become increasingly important to its vendor base

20 Flexible Selling Arrangements – Agency Relationships • Do not purchase and take inventory of products • Upon receipt of order, transmit order to vendor, who picks, packs and ships order • Receive commission payment for soliciting order • Agency relationships with several leading animal health product vendors • Gross billings of $194.4 million, generating commission revenue of $9.6 million in FY 2007

21 The MWI Edge: Strong Customer Relationships • Nation’s largest private veterinary practice • Customer for over 11 years • Highly efficient ordering process Feeders’ Advantage • Buying group of several of the largest cattle feeders in U.S. • Customer for 11 years • Highly efficient ordering process Corporate Clients Independent Veterinary Practices • Often small, privately-held • Place at least one order / week • Independent veterinary practices and producers account for >80% of our product sales • Loyal customer base: • Over 52% of sales from accounts over 5 years old • Over 66% of sales from accounts over 3 years old

22 69 75 79 93 106 117 128 82 94 111 134 155 163 170 2002 2003 2004 2005 2006 2007 Q108 Telesales Reps Field Sales Reps The MWI Edge: Premier Sales and Marketing Franchise Sales Representatives FYE Sept 30, • Dual coverage approach with frequent contact • Act as business consultants • Continuous training initiatives • Performance driven compensation • Significant industry experience Direct Marketing • Over 600,000 pieces of direct marketing material distributed • Comprehensive and specialty catalogs, loyalty programs, product / vendor programs, flyers, order stuffers 280 261 227 190 169 151 298

23 The MWI Edge: Value-Added Services E-Commerce Platform • Technology systems closely integrated with customers’ day-to-day operations E-Commerce Product Sales as a Percent of Total Sales 2004 2005 2006 2007 1Q08 18% 21% 23% 24% 24%

24 The MWI Edge: Value-Added Services Value-added services increase loyalty of customer base • E-commerce platform • Pharmacy fulfillment and launched Proxy Rx • SWEEP™ Inventory management system • Equipment procurement consultation • Special order fulfillment • Educational seminars • Pet cremation

25 MWI Growth Strategy Expand Number of Veterinarians Served Offer Innovative, Differentiated Solutions to Veterinarians Increase Share of Spend from Existing Customers Pursue Strategic Acquisitions Expand Agreements with Existing and New Vendors Increase Overall Productivity and Profitability

Financial Overview

27 $195.6 $221.4 $341.7 $394.3 $496.7 $606.2 $710.1 $161.0 $203.4 $281.2 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 2000 2001 2002 2003 2004 2005 2006 2007 1Q07 1Q08 Strong Growth in Revenues Total Revenues ($ in millions) FY 00-07 CAGR 20.2 % FYE Sept 30, + 26.3%

28 Strong Growth in Operating Income 0 5 10 15 20 25 30 2000 2001 2002 2003 2004 2005 2006 2007 1Q07 1Q08 Operating Income Depreciation & Amortization Management Fee Operating Income ($ in millions) * includes the effect of rebate earnings of approximately $2.5 million (pre-tax) earned in fiscal year 2006 that historically would have been earned in our fiscal year 2007 first quarter ended December 31, 2006. ** rebates were approximately $1.0 million less than anticipated due to a disagreement with a key vendor over the amount of rebates dollars that were expected during the quarter. We believe we will receive these rebate dollars over the balance of the fiscal year 2008. ($ in millions) 2000 2001 2002 2003 2004 2005 2006 2007 1Q07 1Q08 Management Fee - - 0.1 $ 0.3 $ 0.4 $ 2.5 $ - $ - $ - $ - $ Depreciation & Amortization 0.8 0.8 0.9 1.0 1.1 1.5 2.0 2.4 0.6 0.7 Operating Income 6.4 7.3 7.2 10.2 12.6 15.8 23.7 * 26.7 7.5 7.7 ** FYE Sept 30,

29 Condensed Consolidated Balance Sheets ($ in thousands) 0 0 249 Other long-term liabilities $ 230,559 $ 267,194 $ 288,337 Total Liabilities & Stockholders' Equity 129,626 160,011 165,137 Stockholders' Equity 292 195 195 Long-term debt 505 474 409 Deferred income taxes 100,136 106,514 122,347 Total Current Liabilities 7,016 7,790 9,335 Accrued expenses & other current liabilities 82,561 98,724 112,768 Accounts payable $ 10,559 $ 0 $ 244 Line-of-credit Liabilities $ 230,559 $ 267,194 $ 288,337 Total Assets 187,791 217,778 234,962 Total Current Assets 3,153 2,880 2,533 Other current assets 85,083 94,623 114,772 Inventories 99,518 111,676 117,595 Receivables, net $ 37 $ 8,599 $ 62 Cash 9/30/2006 9/30/2007 12/31/2007 Assets

30 Financial Highlights • First Quarter Fiscal 2008 Highlights • Revenues were up 26.3% to $203.4 million compared to the same period last year • Selling, general and administrative expenses as a percentage of revenues were 10.5% compared to 11.0% for the same period last year • Internet sales to independent veterinary practices and producers grew by 39% and pharmacy sales grew by 40% compared to the same period last year • Opening of our 13th distribution center in Edwardsville, Kansas • Addition of 7 field sales and 11 telesales representatives during the quarter

31 Financial Highlights • Consistent organic growth • Stable, recurring revenue base... over 95% consumables • Minimal capital expenditure requirements • Strong returns on net assets and invested capital • Flexible and strong balance sheet

Conclusion

33 Investment Highlights • Favorable industry dynamics driving demand for animal health products • Market leading position with national footprint and expansion opportunities • Broad product portfolio and value-added services • Longstanding relationships with diversified customer and vendor bases • Premier sales and marketing franchise • Strong and consistent financial performance driven by organic growth • Experienced management team

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